UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2019

Date of Report

Cantabio Pharmaceuticals Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-54905	99-0373067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 East Bayshore Road, Suite 200 Palo Alto, CA 94303	94303
(Address of principal executive offices)	(Zip Code)

(844) 200-2826

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting of our board of directors on March 13, 2019, our board of directors approved an amendment to our certificate of incorporation to effect a 1-for-5,000 reverse stock split of our common stock whereby:

•our stockholders who held less than 5,000 shares of existing common stock on the effective date of the reverse stock split would receive cash in the amount of $0.01296 per share of existing pre-reverse split common stock.

•our stockholders who held more than 5,000 shares of existing common stock on the effective date of the reverse stock split would receive:

-one share of new common stock for each 5,000 shares of existing common stock held on the effective date of the reverse split; and

-cash in lieu of any fractional share of new common stock that such holder would otherwise be entitled to receive on the basis of $0.01296 per share of existing common stock.

Also on March 13, 2019, the holders of a majority of our outstanding shares of common stock executed a written consent approving such amendment. On May 24, 2019, we filed a definitive information statement on Schedule 14C describing, among other matters, the reverse stock split and its consequences, and we mailed a copy of such definitive information statement to our shareholders.

On June 17, 2019, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware, and such amendment was effective on the date of filing.

As a result of the reverse stock split, the number of holders of our common stock was reduced to fewer than three hundred. On the date hereof, we are filing a Form 15 with the SEC to terminate the registration of our common stock and to cease reporting as a public company. As a result of filing the Form 15, we expect that we will no longer be required to file periodic reports with the SEC or be subject to the reporting or other obligations under the Securities Exchange Act of 1934, as amended. The deregistration of our common stock will have the effect of terminating the quotation of our common stock on the Over-the-Counter QB maintained by the OTC Markets Group, Inc.

Item 9.01.  Financial Statements and Exhibits.

Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation filed June 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTABIO PHARMACEUTICALS INC.

Date: June 21, 2019	By: Name: Title:	/s/ Thomas Roger Sawyer Thomas Roger Sawyer Chief Operating Officer